EATON VANCE WORLDWIDE HEALTH SCIENCES FUND

Supplement to Prospectus dated January 1, 2016 and

Summary Prospectus dated January 1, 2016

The Board of Trustees has called a special meeting of shareholders to be held on or about May 26, 2016 to consider a proposal by Eaton Vance Management (“EVM”) and OrbiMed Advisors LLC (“OrbiMed”), which has been approved by the Board of Trustees, to restructure the management and advisory agreements (the “Agreements”) of Worldwide Health Sciences Portfolio (the “Portfolio”).  Eaton Vance Worldwide Health Sciences Fund (the “Fund”) invests substantially all of its assets in the Portfolio.  OrbiMed currently serves as the Portfolio’s investment adviser and EVM currently provides management services to the Portfolio.

Under the proposed structure, EVM would assume the role of investment adviser to the Portfolio and OrbiMed would serve as sub-adviser providing research services to EVM with respect to the Portfolio’s investment program (the “Research Services”).  EVM’s affiliate, Eaton Vance Management (International) Limited (“EVMI”), would also become a sub-adviser to the Portfolio involved in its day-to-day investment management.  The proposed structure would facilitate ongoing collaboration between EVM and OrbiMed for the benefit of the Portfolio.  Under the proposed restructuring, the combined management fee and base investment advisory fee rates applicable to the Portfolio at current net asset levels would be reduced by 10 basis points (0.10%) annually.

At the special meeting, Fund shareholders are expected to be asked to consider the following proposals:

•

to approve an Investment Advisory Agreement between EVM and the Portfolio, pursuant to which EVM will serve as investment adviser to the Portfolio;

•

to approve an Investment Sub-Advisory Agreement between EVM and EVMI, pursuant to which EVMI will serve as investment sub-adviser to the Portfolio; and

•

to approve a Research Support Agreement between EVM and OrbiMed, pursuant to which OrbiMed will serve as investment sub-adviser to the Portfolio providing the Research Services.

If the foregoing proposals are approved by Portfolio interestholders, including the Fund reflecting the vote of its shareholders, the current advisory and management agreements will be terminated and the new agreements will become effective as soon as practicable following the special meeting (or any adjournment thereof).  EVM expects to appoint Jason Kritzer and Samantha Pandolfi of EVM and EVMI, respectively, as portfolio managers of the Portfolio, replacing the current portfolio managers.  Additional information about the restructuring will be contained in the Fund’s proxy materials, which are expected to be mailed on or about April 1, 2016 to shareholders of record on March 22, 2016.

March 14, 2016	21354 3.14.16